UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

GIGGLES N HUGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53948	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Santa Monica Blvd., Suite 155,

Los Angeles, CA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 553-4847

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.03 are incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 21, 2015, Giggle N Hugs, Inc., a Nevada corporation (the “Registrant”), issued a convertible promissory note in favor of Iconic Holdings, LLC, in the principal sum of $161,250. The note was subject to an original issue discount of $11,250. The note carries a guaranteed 10% interest rate, matures on December 21, 2016 and is subject to pre-payment penalties. The note may be converted, in whole or in part, at any time at the option of the holder into the Registrant’s common stock. The note contains a make-good provision requiring the Registrant to make a payment to the holder in the event the Registrant’s trading price at the time the conversion notice is submitted is below $0.11. Any shares issued upon conversion of the note shall have piggyback registration rights.

On December 18, 2015, the Registrant issued a promissory note in the principal sum of $265,000 in favor of St. George Investments, LLC, pursuant to the terms of a securities purchase agreement of the same date. The note was subject to an original issue discount of $60,000 and a $5,000 fee to cover certain expenses of lender. The note matures in six months and carries no interest unless there is an event of default. The Registrant may prepay the note in full within 90 days of the issuance date for $235,000. The terms of the note transaction are subject to adjustment on a retroactive basis should the Registrant enter into a financing transaction with terms that would have been more favorable to the lender at any time any portion of the note remains outstanding.

The December 21, 2015 note and the December 18, 2015 note and securities purchase agreement are attached to this Current Report on Form 8K as exhibits 4.1, 4.2 and 10.1 respectively and incorporated herein by reference. The disclosure set forth in this Section 2.03 is intended to be a summary only and is qualified in its entirety by reference to the exhibits.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 2.03 are incorporated into this Item 3.02 by reference.

The issuance of the convertible promissory note was made in reliance on exemption from registration pursuant to Section 4(2) of Securities Act of 1933, as amended, on the basis that the Registrant had a pre-existing relationship with the investor and there was no public offering.

Item 9.01 Exhibits

(d) Exhibits

Exhibit 4.1	Convertible promissory note in favor of Iconic Holdings, LLC dated December 21, 2015

Exhibit 4.2	Promissory note in favor of St. George Investments, LLC dated December 18, 2015

Exhibit 10.1	Securities Purchase Agreement by and between Giggles N Hugs, Inc. and St. George Investments, LLC dated December 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Giggles N Hugs, Inc., a Nevada corporation (Registrant)

Date: January 8, 2016	By:	/s/ Joey Parsi
	Name:	Joey Parsi
	Title:	Chief Executive Officer